UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 23, 2014
Northrop Grumman Corporation
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-16411 (Commission File Number)	80-0640649 (IRS Employer Identification No.)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)
(703) 280-2900
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
Northrop Grumman Corporation is filing this Form 8-K/A as an amendment to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 23, 2014 (the “Original Filing”). The Original Filing incorrectly reported in Item 2.02 the date and title of its press release for the quarter ended March 31, 2014. The sole purpose of this Form 8-K/A is to disclose the correct date and title of its press release in Item 2.02. No other changes have been made to the Original Filing and no changes have been made to the press release furnished as Exhibit 99 with the Original Filing.
ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On April 23, 2014, Northrop Grumman Corporation issued a press release announcing its financial results for the quarter ended March 31, 2014, under the heading “Northrop Grumman Reports First Quarter 2014 Financial Results.” The press release is furnished as Exhibit 99.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Furnished

Exhibit 99 — Press Release dated April 23, 2014

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrop Grumman Corporation (Registrant)

April 23, 2014	By:	/s/ Jennifer C. McGarey
(Date)		(Signature) Jennifer C. McGarey Corporate Vice President and Secretary

Exhibit Index

Exhibit No.

Exhibit 99 Furnished — Press Release dated April 23, 2014